================================================================================
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): NOV. 15, 2000

                       BAY VIEW SECURITIZATION CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


             DELAWARE                       333-16233                         93-1225376
--------------------------------  --------------------------- --------------------------------------
 State or other jurisdiction of      (Commission File No.)       (I.R.S. Employer Identification No.)
 incorporation or organization


            C/O BAY VIEW BANK
            1840 GATEWAY DRIVE
          SAN MATEO, CALIFORNIA                                                 94404
-------------------------------------                           -------------------------------------
  Address of principal executive offices                                       Zip Code


       Registrant's telephone number, including area code: (650) 573-7310

-----------------------------------------------------------------------------------------------------
(Former name, former address, and former fiscal year, if changed since last report)

Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Reports dated  Oct. 31, 2000


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                          BAY VIEW 1999 LG-1 AUTO TRUST
                          BAY VIEW 2000 LJ-1 AUTO TRUST
                      BY: BAY VIEW SECURITIZATION CORPORATION
                          ORIGINATOR OF TRUST

Dated:   Nov. 16, 2000                      By:    /s/ Michael J. LaOrange
                                                   -----------------------
                                                   Michael J. LaOrange
                                                   Vice President